CUSIP Number 36559B708	NASDAQ Symbol CHCGX

The Chesapeake Core Growth Fund A series of the Gardner Lewis Investment Trust A No Load Fund

Prospectus
March 1, 2010

The Chesapeake Core Growth Fund (the “Fund”) seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States.

Investment Advisor
Gardner Lewis Asset Management
(the “Advisor”)
285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
1-800-430-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this Prospectus or determined whether this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense. You should read this Prospectus carefully before you invest or send money.

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FUND SUMMARY

INVESTMENT OBJECTIVE

The Chesapeake Core Growth Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses1	0.36%
Total Annual Fund Operating Expenses	1.61%
Less Management Fee Reductions2	(0.21%)
Total Annual Fund Operating Expenses After Management Fee Reductions2	1.40%

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Other Expenses include acquired fund fees and expenses, which represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. Such fees and expenses have been included under the subcaption “Other Expenses” for the Fund because they were less than 0.01% during the most recent fiscal year.

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The Advisor has contractually agreed to reduce its Management Fees and to reimburse other Fund expenses, if necessary, until February 28, 2011, so that the total annual operating expenses of the Fund, including but not limited to investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), incurred by the Fund during the term of the agreement are limited to 1.40%. The Advisor may be entitled to recoupment of any fees reduced or other expenses assumed and paid by the Advisor during any of the previous three (3) years, less any reimbursements previously paid, pursuant to such agreement, provided the Fund’s overall expenses fall below 1.40%. This agreement may be terminated by the mutual written consent of the Board of Trustees and the Advisor, and will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to reduce Management Fees and reimburse other Fund expenses remains in effect only until February 28, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Your Costs	$ 143	$ 488	$ 856	$1,893

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the “Trust”), seeks capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States. Equity securities include common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the “Advisor”) will focus on companies that, in the Advisor’s opinion, show superior prospects for earnings growth and are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates.

Under normal market conditions, the Fund will invest at least 90% of the Fund’s total assets in equity securities and at least 80% of the portfolio will be invested in the largest 1,000 companies domiciled in the United States. Generally, all the securities in which the Fund invests will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may invest in foreign securities if they are traded on a U.S. securities exchange. Portfolio securities are generally acquired for the long term.

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PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general market conditions.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Large Capitalization Companies. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Market Segment Risk. Investors are also subject to the risk that the Fund’s market segment, the largest 1,000 companies domiciled in the United States, may underperform other equity market segments or the equity markets as a whole.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-800-430-3863.

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Annual Total Returns

•	During the period shown in the bar chart, the highest quarterly return was 19.75% (for the quarter ended June 30, 2009).

•	During the period shown in the bar chart, the lowest quarterly return was -33.20% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2009:

This table also presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

The Chesapeake Core Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	39.24%	-2.84%	-0.36%
Return After Taxes on Distributions	39.24%	-3.01%	-0.83%
Return After Taxes on Distributions and Sale of Fund Shares	25.50%	-2.34%	-0.47%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%

The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance.

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MANAGEMENT OF THE FUND

Gardner Lewis Asset Management L.P. is the Fund’s investment advisor.

W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund’s portfolio. Messrs. Gardner and Lewis have managed the Fund’s portfolio since its inception in 1997.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment
$2,500.

Subsequent Investments
$500 ($100 for those participating in the automatic investment plan).

General Information
You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary. Please call 1-800-430-3863 for assistance.

TAX INFORMATION

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Trust, seeks capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States. Equity securities include common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, the Advisor will focus on companies that, in the Advisor’s opinion, show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Advisor’s opinion are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. These changes may include:

•	New product introductions;

•	New distribution strategies;

•	New manufacturing technology; and/or

•	New management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor considers the following factors:

•	Growth rate of earnings;

•	Financial performance;

•	Management strengths and weaknesses;

•	Current market valuation in relation to earnings growth;

•	Historic and comparable company valuations;

•	Level and nature of the company’s debt, cash flow and working capital; and

•	Quality of the company’s assets.

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Under normal market conditions, the Fund will invest at least 90% of the Fund’s total assets in equity securities and at least 80% of the portfolio will be invested in the largest 1,000 companies domiciled in the United States. Generally, all the securities in which the Fund invests will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may invest in foreign securities if they are traded on a U.S. securities exchange. While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

•	The anticipated price appreciation has been achieved or is no longer probable;

•	The company’s fundamentals appear, in the analysis of the Advisor, to be deteriorating;

•	General market expectations regarding the company’s future performance exceed those expectations held by the Advisor; or

•	Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

Temporary Defensive Position. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing up to 100% of the Fund’s assets in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. If the Fund invests in shares of other investment companies, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.

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Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general market conditions. At times, the securities markets can be volatile and security prices can change drastically.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Large Capitalization Companies. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Market Segment Risk. Investors are also subject to the risk that the Fund’s market segment, the largest 1,000 companies domiciled in the United States, may underperform other equity market segments or the equity markets as a whole.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Advisor was established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, and is controlled by W. Whitfield Gardner and John L. Lewis, IV. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and Mr. Lewis, President of the Advisor, are also executive officers of the Trust. As of December 31, 2009, the Advisor serves as investment advisor to approximately $4.0 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Advisor’s address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets and manages the investment and reinvestment of the Fund’s assets. The Advisor is also responsible for

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the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor’s Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor compensation at the annual rate of 1.00% of the Fund’s average daily net assets. The aggregate fee paid to the Advisor, after fee reductions, for the fiscal year ended October 31, 2009 was equal to 0.75% of the Fund’s average daily net assets.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees’ basis for approving the most recent continuance of the investment advisory contract for the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2009. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

Expense Limitation Agreement. In order to limit expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) pursuant to which the Advisor has agreed to reduce its fees and to reimburse other expenses until February 28, 2011, so that the total annual operating expenses of the Fund, including but not limited to investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), incurred by the Fund during the term of the Expense Limitation Agreement (“Fund Operating Expenses”) are limited to 1.40% of the Fund’s average daily net assets. In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor. Finally, the Operating Expense Limit described in this Agreement excludes any “acquired fund fees and expenses” as that term is described in this Prospectus.

Pursuant to the Expense Limitation Agreement, the Fund may reimburse the Advisor for any advisory fee reductions and other expenses assumed and paid by the Advisor during any of the previous three (3) years, less any reimbursements previously paid, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. The obligation of the Fund to reimburse the Advisor will survive termination of the Expense Limitation Agreement unless the Advisor and the Trust agree otherwise.

Portfolio Managers. W. Whitfield Gardner and John L. Lewis, IV are responsible for the day-to-day management of the Fund’s portfolio. Messrs. Gardner and Lewis have managed the Fund’s portfolio since its inception in 1997. They have been associated with the Advisor in their current capacities since it was founded in 1990.

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The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund’s operating expenses during the fiscal year ended October 31, 2009. These arrangements have been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund’s brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR AND DISTRIBUTION OF SHARES

Distributor. Ultimus Fund Distributors, LLC (the “Distributor”) is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

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Distribution of Shares. The Fund has adopted a plan of distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”) that allows the Fund to pay for certain expenses related to the distribution of its shares, including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund’s shares.

The annual limitation for payment of expenses pursuant to the Distribution Plan is 0.25% of the Fund’s average daily net assets. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER EXPENSES

In addition to the management fees and fees payable under the Fund’s Distribution Plan, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the fees of the Fund’s administrator and transfer agent; bank transaction charges and custodian fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

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INVESTING IN THE FUND

MINIMUM INVESTMENT

Shares of the Fund are sold and redeemed at net asset value (“NAV”). Shares may be purchased directly from the Fund or through any broker-dealer or other financial institution authorized to sell shares of the Fund. The minimum initial investment is $2,500 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See “Purchasing Shares” and “Redeeming Shares” for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate NAV on days when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more

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or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Fund may also not be able to receive the portfolio security’s fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund’s NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

Mail Orders. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier’s checks less than $10,000, travelers checks, credit card checks, “starter” checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Transfer Agent. For regular mail orders, please complete an account application and mail it, along with your check made payable to “The Chesapeake Core Growth Fund,” to:

Regular Mail	Overnight/Express Mail
The Chesapeake Core Growth Fund	The Chesapeake Core Growth Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. You should be prepared to mail or fax a completed, signed account application before payment by wire will be accepted.

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The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Purchasing Shares – Mail Orders” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

Automatic Investment Plan and Direct Deposit Plans. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the Fund’s NAV on the 15th and/or the last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-800-430-3863 for more information about the automatic investment plan and direct deposit plans.

16

Exchange Privilege. Shares of the Fund may be exchanged for shares of any other fund of the Trust advised by the Advisor that is offered for sale in the state in which you reside. You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent.

Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and your account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the fund from which the exchange is to be made

•	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

17

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

Mail Redemptions. Mail redemption requests should be addressed to:

Regular Mail	Overnight/Express Mail
The Chesapeake Core Growth Fund	The Chesapeake Core Growth Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

Mail redemption requests should include the following:

(1)
Your letter of instruction specifying the name of the Fund, the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from any account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case

18

to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $2,500 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

Small Accounts. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice. If the shareholder brings the account value up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

Signature Guarantees. To protect you and the Fund against fraud, certain redemption requests will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be

19

accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Requests to redeem shares having a value greater than $50,000;

•	Redemption from an account for which the address or account registration has changed within the last 30 days;

•	Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

•	If you are transferring Fund shares to another account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net assets at the beginning of such period.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt of the request by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

20

FREQUENT PURCHASES AND REDEMPTIONS

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Fund does not accommodate frequent purchases and redemptions, the Board of Trustees has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board of Trustees of the Fund does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund (i.e., typically domestic securities of large capitalization issuers). The Fund may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur.

21

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular federal, state, and local tax consequences to them of investing in the Fund and to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

The Fund expects to distribute substantially all of its net investment income and net realized capital gains to its shareholders at least annually. Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period of the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

22

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, 2008, 2007 and 2006 has been audited by BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the fiscal year ended October 31, 2005 was audited by other independent auditors.

Per share data for a share outstanding throughout each year:

	Years Ended October 31,
	2009		2008	2007	2006	2005
Net asset value at beginning of year	$11.58		$21.69	$17.66	$16.88	$15.41

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.05)	(0.09)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	1.13		(9.25)	4.20	1.11	1.54
Total from investment operations	1.11		(9.30)	4.11	1.04	1.47

Less distributions:
From net realized gains on investments	—		(0.81)	(0.08)	(0.26)	—
Net asset value at end of year	$12.69		$11.58	$21.69	$17.66	$16.88

Total return (a)	9.59%		(44.45% )	23.38%	6.17%	9.54%

Net assets at end of year (000’s)	$350,816		$502,260	$1,075,504	$792,284	$628,049

Ratio of gross expenses to average net assets (b)	1.61%		1.42%	1.39%	1.42%	1.45%

Ratio of net expenses to average net assets	1.32%		1.39%	1.34%	1.35%	1.35%

Ratio of net investment loss to average net assets	(0.19%	)	(0.25% )	(0.46% )	(0.42% )	(0.51%	)

Portfolio turnover rate	65%		69%	70%	83%	90%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Ratios were determined based on expenses prior to any reductions or refunds of advisory fees or distribution and service fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

23

 ADDITIONAL INFORMATION

THE CHESAPEAKE CORE GROWTH FUND

A No Load Fund

The Statement of Additional Information (“SAI”) provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund’s website at www.chesapeakefunds.com or upon written request to The Chesapeake Core Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act file number 811-07324

CUSIP Number 36559B203	NASDAQ Symbol CHEAX

The Chesapeake Growth Fund

A series of the
Gardner Lewis Investment Trust

A No Load Fund
INVESTOR SHARES

Prospectus
March 1, 2010

The Chesapeake Growth Fund (the “Fund”) seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of companies without regard to market capitalization. This Fund also offers Institutional Shares, which are offered by a separate Prospectus.

Investment Advisor

Gardner Lewis Asset Management
(the “Advisor”)
285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
1-800-430-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this Prospectus or determined whether this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense. You should read this Prospectus carefully before you invest or send money.

2

FUND SUMMARY

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees1	0.08%
Other Expenses2	1.80%
Total Annual Fund Operating Expenses3	2.88%
Less: Fee Reductions4	(1.00%	)
Total Annual Fund Operating Expenses After Management Fee Reductions and Expense Reimbursements4	1.88%

1
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that allows the Fund’s Investor shares to pay for certain expenses related to the distribution of such shares. The annual limitation for payment of such expenses under the plan is 0.25% of the average daily net assets of Investor shares; however, the Fund’s Investor shares incurred distribution expenses of 0.08% during the most recent fiscal year.

2
Other Expenses include acquired fund fees and expenses, which represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. Such fees and expenses have been included under the subcaption “Other Expenses” for the Fund because they were less than 0.01% during the most recent fiscal year.

3
Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with certain of the Trust’s service providers, and a reduction in expenses as a result of litigation that was settled in the prior fiscal year and will not be recurring in the current fiscal year.

4
As of March 1, 2010, the Advisor has contractually agreed to reduce its fee in whole until February 28, 2011. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to reduce Management Fees remains in effect only until February 28, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

3

Period Invested	1 Year	3 Years	5 Years	10 Years
Your Costs	$ 191	$ 798	$1,430	$3,133

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the “Trust”), seeks capital appreciation by investing primarily in equity securities, such as common and preferred stock and securities convertible into common stock, without regard to market capitalization. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the “Advisor”) will focus on companies that show superior prospects for growth and are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates.

Under normal market conditions, the Fund will invest at least 90% of the Fund’s total assets in equity securities, of which no more than 25% of the Fund’s total assets will be invested in the securities of any one industry. Up to 10% of the Fund’s total assets may consist of foreign securities and sponsored American Depositary Receipts (“ADRs”). However, all securities will be actively traded on domestic or foreign securities exchanges or in the over-the-counter markets. Portfolio securities are generally acquired for the long term.

4

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general market conditions.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Small and Medium Capitalization Companies. To the extent the Fund’s assets are invested in small and medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of small and medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Small and medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small and medium capitalization companies than for larger, more established companies.

Large Capitalization Companies. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

5

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund’s Investor shares by showing changes in the Fund’s performance from year to year for the past 10 calendar years and by showing how the average annual total returns of Investor shares of the Fund for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-800-430-3863.

The following chart shows the total return of the Investor shares of the Fund for the past ten calendar years of operation.

Annual Total Returns

•	During the period shown in the bar chart, the highest quarterly return was 23.87% (for the quarter ended June 30, 2009).

•	During the period shown in the bar chart, the lowest quarterly return was -31.02% (for the quarter ended December 31, 2008).

6

Average Annual Total Returns For Periods Ended December 31, 2009:

This table also presents the impact of taxes on the returns of Investor shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own Investor shares of the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

The Chesapeake Growth Fund Investor Shares	1 Year	5 Years	10 Years
Return Before Taxes	48.97%	1.20%	-2.30%
Return After Taxes on Distributions	48.97%	1.20%	-3.53%
Return After Taxes on Distributions and Sale of Investor Shares	31.83%	1.03%	-2.31%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.01%	1.58%	-3.79%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	-1.37%

The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The Russell 3000 Growth Index and the Russell 2000 Growth Index are widely recognized, unmanaged indexes that measure the performance of the broad growth segment and the small-cap growth segment of the U.S. equity universe, respectively. Together, these indexes show how the Fund’s performance compares with the returns of indexes holding similar securities as the Fund.

7

MANAGEMENT OF THE FUND

Investment Advisor

Gardner Lewis Asset Management L.P. is the Fund’s investment advisor.

Portfolio Managers

W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund’s portfolio. Messrs. Gardner and Lewis have managed the Fund’s portfolio since its inception in 1997.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$2,500.

Subsequent Investments

$500 ($100 for those participating in the automatic investment plan).

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary. Please call 1-800-430-3863 for assistance.

TAX INFORMATION

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Trust, seeks capital appreciation by investing primarily in equity securities, such as common and preferred stock and securities convertible into common stock, without regard to market capitalization. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, the Advisor will focus on companies that, in the Advisor’s opinion, show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Advisor’s opinion are undergoing positive changes that in the Advisor’s opinion have not yet been recognized by “Wall Street” analysts and the financial press. These changes may include:

•	New product introductions;

•	New distribution strategies;

•	New manufacturing technology; and/or

•	New management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor considers the following factors:

•	Growth rate of earnings;

•	Financial performance;

•	Management strengths and weaknesses;

•	Current market valuation in relation to earnings growth;

•	Historic and comparable company valuations;

•	Level and nature of the company’s debt, cash flow and working capital; and

•	Quality of the company’s assets.

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Under normal market conditions, the Fund will invest at least 90% of the Fund’s total assets in equity securities, of which no more than 25% of the Fund’s total assets will be invested in the securities of any one industry. Up to 10% of the Fund’s total assets may consist of foreign securities and sponsored ADRs. However, all securities will be actively traded on domestic or foreign securities exchanges or in the over-the-counter markets. While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

•	The anticipated price appreciation has been achieved or is no longer probable;

•	The company’s fundamentals appear, in the analysis of the Advisor, to be deteriorating;

•	General market expectations regarding the company’s future performance exceed those expectations held by the Advisor; or

•	Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

Temporary Defensive Position. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing up to 100% of the Fund’s assets in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. If the Fund invests in shares of other investment companies, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of

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the instruments in the Fund’s investment portfolio, national and international economic conditions, and general market conditions. At times, the securities markets can be volatile and security prices can change drastically.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Small and Medium Capitalization Companies. To the extent the Fund’s assets are invested in small and medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of small and medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small and medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small and medium capitalization companies than for larger, more established companies.

Although investing in securities of small and medium capitalization companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Large Capitalization Companies. Companies with large market capitalizations go in and out of favor based on various market and economic conditions.  Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Advisor was established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, and is controlled by W. Whitfield Gardner and John L. Lewis, IV. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and Mr. Lewis, President of the Advisor, are also executive officers of the Trust. As of December 31, 2009, the Advisor serves as investment advisor to approximately $4.0 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Advisor’s address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets and manages the investment and reinvestment of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor’s Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor compensation at the annual rate of 1.00% of the Fund’s average daily net assets. The aggregate fee paid to the Advisor, after fee reductions, for the fiscal year ended October 31, 2009 was equal to 0.46% of the Fund’s average daily net assets.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees’ basis for approving the most recent continuance of the investment advisory contract for the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2009. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

Fee Reduction Agreement and Previous Expense Limitation Arrangements. In the interest of limiting the expenses of the Fund, the Advisor has entered into a contractual fee reduction agreement with the Trust pursuant to which the Advisor has agreed to reduce its fees in whole, subject to recoupment as described below, until February 28, 2011. Pursuant to such fee reduction agreement, the Advisor may be entitled to recoupment after the current term of the fee reduction agreement of any fees reduced during any of the previous three (3) years, less any reimbursements previously paid, provided the Fund’s overall expenses, including but not limited to investment advisory fees of the Advisor (but excluding (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), incurred by the Fund during the term of the agreement (“Fund Operating Expenses”) fall below 3.00% of the average daily net assets of the Fund’s Investor shares. In determining Fund

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Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining Fund Operating Expenses so as to benefit the Advisor. Finally, Fund Operating Expenses exclude any “acquired fund fees and expenses” as that term is described in this Prospectus. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

The Advisor previously contractually agreed to limit its fees and to assume other expenses of the Fund pursuant to expense limitation arrangements. Although these expense limitation arrangements have expired, the Advisor may still be entitled to reimbursement of fees reduced or expenses reimbursed pursuant to provisions thereof that survived expiration. The Advisor may recoup the sum of all fees reduced or expenses reimbursed during any of the previous three (3) years, less any reimbursements previously paid, provided overall expenses do not exceed the threshold established in such prior expense limitation arrangements. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

Portfolio Managers. W. Whitfield Gardner and John L. Lewis, IV are responsible for the day-to-day management of the Fund’s portfolio. Messrs. Gardner and Lewis have managed the Fund’s portfolio since its inception in 1994. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund’s operating expenses during the fiscal year ended October 31, 2009. These arrangements have been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund’s brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be

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allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR AND DISTRIBUTION OF SHARES

Distributor. Ultimus Fund Distributors, LLC (the “Distributor”) is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

Distribution of Shares. The Fund has adopted a plan of distribution (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act, that allows Investor shares of the Fund to pay for certain expenses related to the distribution of such shares, including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares and who may be advising investors regarding the purchase, sale or retention of shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Investor shares of the Fund.

The annual limitation for payment of expenses pursuant to the Distribution Plan is 0.25% of the average daily net assets of Investor shares. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

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OTHER EXPENSES

In addition to the management fees and fees payable under the Fund’s Distribution Plan for Investor shares, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the fees of the Fund’s administrator and transfer agent; bank transaction charges and custodian fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND

MINIMUM INVESTMENT

Investor shares of the Fund are sold and redeemed at net asset value (“NAV”). Shares may be purchased directly from the Fund or through any broker-dealer or other financial institution authorized to sell shares of the Fund. The minimum initial investment is $2,500 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See “Purchasing Shares” and “Redeeming Shares” for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate the NAV on days when the NYSE is closed.

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The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Fund may also not be able to receive the portfolio security’s fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund’s NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

Mail Orders. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier’s checks less than $10,000, travelers checks, credit card checks, “starter” checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You

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will also be responsible for any losses or expenses incurred by the Fund or the Transfer Agent. For regular mail orders, please complete an account application and mail it, along with your check made payable to “The Chesapeake Growth Fund,” to:

Regular Mail The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight/Express Mail The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Please remember to add a reference to “Investor Shares” to your check to ensure proper credit to your account. By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. You should be prepared to mail or fax a completed, signed account application before payment by wire will be accepted.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Purchasing Shares – Mail Orders” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

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Additional Investments. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

Automatic Investment Plan and Direct Deposit Plans. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the Fund’s NAV on the 15th and/or the last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-800-430-3863 for more information about the automatic investment plan and direct deposit plans.

Exchange Privilege. Shares of the Fund may be exchanged for shares of any other fund of the Trust advised by the Advisor that is offered for sale in the state in which you reside. You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and your account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the fund from which the exchange is to be made

•	The name of the fund into which the exchange is being made

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The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

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REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

Mail Redemptions. Mail redemption requests should be addressed to:

Regular Mail The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight/Express Mail The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Mail redemption requests should include the following:

(1)
Your letter of instruction specifying the name of the Fund, the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

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Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $2,500 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

Small Accounts. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $2,500 (due to redemptions, exchanges, or transfers, but not due to market action) upon 30 days’ prior written notice. If the shareholder brings the account value up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

Signature Guarantees. To protect you and the Fund against fraud, certain redemption requests will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Requests to redeem shares having a value greater than $50,000;

•	Redemption from an account for which the address or account registration has changed within the last 30 days;

•	Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

•	If you are transferring Fund shares to another account with a different registration (name or ownership) from yours.

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The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net assets at the beginning of such period.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt of the request by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

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FREQUENT PURCHASES AND REDEMPTIONS

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Fund does not accommodate frequent purchases and redemptions, the Board of Trustees has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board of Trustees of the Fund does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund. The Fund may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur.

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OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular federal, state, and local tax consequences to them of investing in the Fund and to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

The Fund expects to distribute substantially all of its net investment income and net realized capital gains to its shareholders at least annually. Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period of the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund’s Investor shares for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, 2008, 2007 and 2006 has been audited by BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the fiscal year ended October 31, 2005 was audited by other independent auditors.

Investor Shares

Per share data for a share outstanding throughout each year:

	Years Ended October 31,
	2009		2008	2007		2006		2005
Net asset value at beginning of year	$8.55		$16.06	$11.87		$11.14		$9.75

Income (loss) from investment operations:
Net investment loss	(0.19)		(0.16)	(0.35)		(0.24)		(0.19)
Net realized and unrealized gains (losses) on investments	2.22		(7.35)	4.54		0.97		1.58
Total from investment operations	2.03		(7.51)	4.19		0.73		1.39

Net asset value at end of year	$10.58		$8.55	$16.06		$11.87		$11.14

Total return (a)	23.74%		(46.76% )	35.30%		6.55%		14.26%

Net assets at end of year (000’s)	$2,769		$2,725	$5,280		$4,213		$4,999

Ratio of gross expenses to average net assets (b)	3.05%		2.71%	3.21%		2.39%		2.22%

Ratio of net expenses to average net assets	2.49%		1.89%	3.15%		2.30%		2.19%

Ratio of net investment loss to average net assets	(2.00%	)	(1.16% )	(2.26%	)	(1.71%	)	(1.46%	)

Portfolio turnover rate	80%		113%	73%		71%		78%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

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ADDITIONAL INFORMATION

THE CHESAPEAKE GROWTH FUND

INVESTOR SHARES

A No Load Fund

The Statement of Additional Information (“SAI”) provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund’s website at www.chesapeakefunds.com or upon written request to The Chesapeake Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfosec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act file number 811-07324

CUSIP Number 36559B401	NASDAQ Symbol CHESX

The Chesapeake Growth Fund

A series of the
Gardner Lewis Investment Trust

A No Load Fund
INSTITUTIONAL SHARES

Prospectus
March 1, 2010

The Chesapeake Growth Fund (the “Fund”) seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of companies without regard to market capitalization. This Fund also offers Investor Shares, which are offered by a separate Prospectus.

Investment Advisor

Gardner Lewis Asset Management
(the “Advisor”)
285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
1-800-430-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this Prospectus or determined whether this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense. You should read this Prospectus carefully before you invest or send money.

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FUND SUMMARY

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses1	1.63%
Total Annual Fund Operating Expenses2	2.63%
Less: Fee Reductions3	(1.00%	)
Total Annual Fund Operating Expenses After Management Fee Reductions and Expense Reimbursements3	1.63%

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Other Expenses include acquired fund fees and expenses, which represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. Such fees and expenses have been included under the subcaption “Other Expenses” for the Fund because they were less than 0.01% during the most recent fiscal year.

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Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with certain of the Trust’s service providers, and a reduction in expenses as a result of litigation that was settled in the prior fiscal year and will not be recurring in the current fiscal year.

3
As of March 1, 2010, the Advisor has contractually agreed to reduce its fee in whole until February 28, 2011. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to reduce  Management Fees remains in effect only until February 28, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Your Costs	$ 166	$ 722	$1,306	$2,980

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the “Trust”), seeks capital appreciation by investing primarily in equity securities, such as common and preferred stock and securities convertible into common stock, without regard to market capitalization. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the “Advisor”) will focus on companies that show superior prospects for growth and are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates.

Under normal market conditions, the Fund will invest at least 90% of the Fund’s total assets in equity securities, of which no more than 25% of the Fund’s total assets will be invested in the securities of any one industry. Up to 10% of the Fund’s total assets may consist of foreign securities and sponsored American Depositary Receipts (“ADRs”). However, all securities will be actively traded on domestic or foreign securities exchanges or in the over-the-counter markets. Portfolio securities are generally acquired for the long term.

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PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Small and Medium Capitalization Companies. To the extent the Fund’s assets are invested in small and medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of small and medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Small and medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small and medium capitalization companies than for larger, more established companies.

Large Capitalization Companies. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

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PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund’s Institutional shares by showing changes in the Fund’s performance from year to year for the past 10 calendar years and by showing how the average annual total returns of Institutional shares of the Fund for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-800-430-3863.

The following chart shows the total return of Institutional shares of the Fund for the past ten calendar years of operation.

Annual Total Returns

•	During the period shown in the bar chart, the highest quarterly return was 24.03% (for the quarter ended June 30, 2009).

•	During the period shown in the bar chart, the lowest quarterly return was -30.97% (for the quarter ended December 31, 2008).

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Average Annual Total Returns For Periods Ended December 31, 2009:

This table also presents the impact of taxes on the returns of Institutional shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own Institutional shares of the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

The Chesapeake Growth Fund Institutional Shares	1 Year	5 Years	10 Years
Return Before Taxes	49.21%	1.38%	-1.96%
Return After Taxes on Distributions	49.21%	1.38%	-3.16%
Return After Taxes on Distributions and Sale of Institutional Shares	31.99%	1.18%	-2.04%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.01%	1.58%	-3.79%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	-1.37%

The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The Russell 3000 Growth Index and the Russell 2000 Growth Index are widely recognized, unmanaged indexes that measure the performance of the broad growth segment and the small-cap growth segment of the U.S. equity universe, respectively. Together, these indexes show how the Fund’s performance compares with the returns of indexes holding similar securities as the Fund.

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MANAGEMENT OF THE FUND

Investment Advisor

Gardner Lewis Asset Management L.P. is the Fund’s investment advisor.

Portfolio Managers

W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund’s portfolio. Messrs. Gardner and Lewis have managed the Fund’s portfolio since its inception in 1997.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$250,000.

Subsequent Investments

$5,000 ($100 for those participating in the automatic investment plan).

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary. Please call 1-800-430-3863 for assistance.

TAX INFORMATION

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Trust, seeks capital appreciation by investing primarily in equity securities, such as common and preferred stock and securities convertible into common stock, without regard to market capitalization. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, the Advisor will focus on companies that, in the Advisor’s opinion, show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies that in the Advisor’s opinion are undergoing positive changes that in the Advisor’s opinion have not yet been recognized by “Wall Street” analysts and the financial press. These changes may include:

•	New product introductions;

•	New distribution strategies;

•	New manufacturing technology; and/or

•	New management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor considers the following factors:

•	Growth rate of earnings;

•	Financial performance;

•	Management strengths and weaknesses;

•	Current market valuation in relation to earnings growth;

•	Historic and comparable company valuations;

•	Level and nature of the company’s debt, cash flow and working capital; and

•	Quality of the company’s assets.

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Under normal market conditions, the Fund will invest at least 90% of the Fund’s total assets in equity securities, of which no more than 25% of the Fund’s total assets will be invested in the securities of any one industry. Up to 10% of the Fund’s total assets may consist of foreign securities and sponsored ADRs. However, all securities will be actively traded on domestic or foreign securities exchanges or in the over-the-counter markets. While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

•	The anticipated price appreciation has been achieved or is no longer probable;

•	The company’s fundamentals appear, in the analysis of the Advisor, to be deteriorating;

•	General market expectations regarding the company’s future performance exceed those expectations held by the Advisor; or

•	Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

Temporary Defensive Position. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing up to 100% of the Fund’s assets in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. If the Fund invests in shares of other investment companies, the shareholders of the Fund generally will be subject to duplicative management fees and other expenses. Under normal circumstances, however, the Fund will also hold money market instruments or repurchase agreements for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of

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the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. At times, the securities markets can be volatile and security prices can change drastically.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Small and Medium Capitalization Companies. To the extent the Fund’s assets are invested in small and medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of small and medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small and medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small and medium capitalization companies than for larger, more established companies.

Although investing in securities of small and medium capitalization companies offers the potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Large Capitalization Companies. Companies with large market capitalizations go in and out of favor based on various market and economic conditions.  Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Advisor was established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, and is controlled by W. Whitfield Gardner and John L. Lewis, IV. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and Mr. Lewis, President of the Advisor, are also executive officers of the Trust. As of December 31, 2009, the Advisor serves as investment advisor to approximately $4.0 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Advisor’s address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940. Subject to the authority of the Board of Trustees of the Trust, the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets and manages the investment and reinvestment of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor’s Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor compensation at the annual rate of 1.00% of the Fund’s average daily net assets. The aggregate fee paid to the Advisor, after fee reductions, for the fiscal year ended October 31, 2009 was equal to 0.46% of the Fund’s average daily net assets.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees’ basis for approving the most recent continuance of the investment advisory contract for the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2009. You may obtain a copy of the annual report, free of charge, upon request to the Fund.

Fee Reduction Agreement and Previous Expense Limitation Arrangements. In the interest of limiting the expenses of the Fund, the Advisor has entered into a contractual fee reduction agreement with the Trust pursuant to which the Advisor has agreed to reduce its fees in whole, subject to recoupment as described below, until February 28, 2011.  Pursuant to such fee reduction agreement, the Advisor may be entitled to recoupment after the current term of the fee reduction agreement of any fees reduced during any of the previous three (3) years, less any reimbursements previously paid, provided the Fund’s overall expenses, including but not limited to investment advisory fees of the Advisor (but excluding (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), incurred by the Fund during the term of the agreement (“Fund Operating Expenses”) fall below 2.75% of the average daily net assets of the Fund’s Institutional

12

shares. In determining Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining Fund Operating Expenses so as to benefit the Advisor. Finally, Fund Operating Expenses exclude any “acquired fund fees and expenses” as that term is described in this Prospectus. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

The Advisor previously contractually agreed to limit its fees and to assume other expenses of the Fund pursuant to expense limitation arrangements. Although these expense limitation arrangements have expired, the Advisor may still be entitled to reimbursement of fees reduced or expenses reimbursed pursuant to provisions thereof that survived expiration. The Advisor may recoup the sum of all fees reduced or expenses reimbursed during any of the previous three (3) years, less any reimbursements previously paid, provided overall expenses do not exceed the threshold established in such prior expense limitation arrangements. This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

Portfolio Managers. W. Whitfield Gardner and John L. Lewis, IV are responsible for the day-to-day management of the Fund’s portfolio. Messrs. Gardner and Lewis have managed the Fund’s portfolio since its inception in 1994. They have been associated with the Advisor in their current capacities since it was founded in 1990.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund’s operating expenses during the fiscal year ended October 31, 2009. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in applicable U.S. securities laws and legal precedent. There can be no assurance that the Fund’s brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor will not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable

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to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Fund being reported to the Trustees.

ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR

Administrator and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

Distributor. Ultimus Fund Distributors, LLC (the “Distributor”), is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

OTHER EXPENSES

In addition to the management fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the fees of the Fund’s administrator and transfer agent; bank transaction charges and custodian fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

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INVESTING IN THE FUND

MINIMUM INVESTMENT

Institutional shares of the Fund are sold and redeemed at net asset value (“NAV”). Shares may be purchased directly from the Fund or through any broker-dealer or other financial institution authorized to sell shares of the Fund. The minimum initial investment is $250,000 and the minimum additional investment is $5,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor’s sole discretion, accept accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s NAV. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See “Purchasing Shares” and “Redeeming Shares” for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The NAV per share of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate the NAV on days when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may

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differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Fund may also not be able to receive the portfolio security’s fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund’s NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

Mail Orders. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier’s checks less than $10,000, travelers checks, credit card checks, “starter” checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Transfer Agent. For regular mail orders, please complete an account application and mail it, along with your check made payable to “The Chesapeake Growth Fund,” to:

Regular Mail The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight/Express Mail The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Please remember to add a reference to “Institutional Shares” to your check to ensure proper credit to your account. By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

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Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. You should be prepared to mail or fax a completed, signed account application before payment by wire will be accepted.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Purchasing Shares – Mail Orders” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $5,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

Automatic Investment Plan and Direct Deposit Plans. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the Fund’s NAV on the 15th and/or the last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

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Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-800-430-3863 for more information about the automatic investment plan and direct deposit plans.

Exchange Privilege. Shares of the Fund may be exchanged for shares of any other fund of the Trust advised by the Advisor that is offered for sale in the state in which you reside. You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and your account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the fund from which the exchange is to be made

•	The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

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•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

Mail Redemptions. Mail redemption requests should be addressed to:

Regular Mail The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight/Express Mail The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Mail redemption requests should include the following:

(1)
Your letter of instruction specifying the name of the Fund, the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

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Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $250,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

Small Accounts. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $250,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice. If the shareholder brings the account value up to at least $250,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

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Signature Guarantees. To protect you and the Fund against fraud, certain redemption requests will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Requests to redeem shares having a value greater than $50,000;

•	Redemption from an account for which the address or account registration has changed within the last 30 days;

•	Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or

•	If you are transferring Fund shares to another account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940 (the “1940 Act”), wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net assets at the beginning of such period.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt of the request by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV

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next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Fund does not accommodate frequent purchases and redemptions, the Board of Trustees has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board of Trustees of the Fund does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund. The Fund may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur.

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OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular federal, state, and local tax consequences to them of investing in the Fund and to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

The Fund expects to distribute substantially all of its net investment income and net realized capital gains to its shareholders at least annually. Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied. Absent further legislation, such long-term capital gains rates will not apply to qualified dividend income distributed after December 31, 2010. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period of the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax (presently at the rate of 28%) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Services (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund’s Institutional shares for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2009, 2008, 2007 and 2006 has been audited by BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), whose report, along with the Fund’s financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Fund. The information for the fiscal year ended October 31, 2005 was audited by other independent auditors.

Institutional Shares

Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2009		2008	2007		2006		2005
Net asset value at beginning of year	$9.12		$17.07	$12.58		$11.84		$10.33

Income (loss) from investment operations:
Net investment loss	(0.17)		(0.08)	(0.31)		(0.27)		(0.16)
Net realized and unrealized gains (losses) on investments	2.37		(7.87)	4.80		1.01		1.67
Total from investment operations	2.20		(7.95)	4.49		0.74		1.51

Net asset value at end of year	$11.32		$9.12	$17.07		$12.58		$11.84

Total return (a)	24.12%		(46.57% )	35.69%		6.25%		14.62%

Net assets at end of year (000's)	$8,882		$7,585	$6,542		$9,297		$17,012

Ratio of gross expenses to average net assets (b)	2.83%		2.44%	2.97%		2.11%		1.97%

Ratio of net expenses to average net assets	2.25%		1.59%	2.91%		2.05%		1.94%

Ratio of net investment loss to average net assets	(1.76%	)	(0.86% )	(2.02%	)	(1.46%	)	(1.22%	)

Portfolio turnover rate	80%		113%	73%		71%		78%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

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ADDITIONAL INFORMATION

THE CHESAPEAKE GROWTH FUND

INSTITUTIONAL SHARES

A No Load Fund

The Statement of Additional Information (“SAI”) provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

1-800-430-3863

This Prospectus, the SAI and the most recent annual and semiannual reports are also available without charge on the Fund’s website at www.chesapeakefunds.com or upon written request to The Chesapeake Growth Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act file number 811-07324

NASDAQ Symbol: CHCGX

STATEMENT OF ADDITIONAL INFORMATION

THE CHESAPEAKE CORE GROWTH FUND

March 1, 2010

A series of the
GARDNER LEWIS INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-800-430-3863

Table of Contents

Page
OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	5
PORTFOLIO TRANSACTIONS	7
NET ASSET VALUE	9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	10
DESCRIPTION OF THE TRUST	12
ADDITIONAL INFORMATION CONCERNING TAXES	13
MANAGEMENT OF THE FUND	17
SPECIAL SHAREHOLDER SERVICES	29
DISCLOSURE OF PORTFOLIO HOLDINGS	31
FINANCIAL STATEMENTS	32
APPENDIX A - DESCRIPTION OF RATINGS	33
APPENDIX B - PROXY VOTING POLICIES	38

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for The Chesapeake Core Growth Fund (the “Fund”), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Information from the Annual Report to shareholders is incorporated by reference into this SAI.  Copies of the Fund’s Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objective and policies as set forth in the Prospectus for the Fund.  The Fund was organized on September 29, 1997 as a separate diversified series of the Gardner Lewis Investment Trust (“Trust”).  The Trust is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and was organized on October 2, 1992 as a business trust under the laws of the Commonwealth of Massachusetts.  Attached to this SAI is: Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest; and Appendix B, which contains the proxy voting policies of the Trust and of Gardner Lewis Asset Management L.P. (the “Advisor”), the investment advisor to the Fund.

Repurchase Agreements.  The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security.  The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations.  The Advisor will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments.  The Fund may acquire money market instruments.  Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Funding Agreements.  Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Illiquid Investments.  The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Trust’s Board of Trustees (each a “Trustee” and collectively “Trustees”), the Advisor determines the liquidity of the Fund’s investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.  If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation.  Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices.  The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay.  Adverse market conditions could impede such a public offering of securities.

Foreign Securities.  The Fund may invest up to 10% of its total assets in foreign securities.  The term “foreign security” shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government.  The term “foreign security” shall not include American Depository Receipts (“ADRs”) or a security for which the primary issuer is in the United States.  The same factors would be considered in selecting foreign securities as with domestic securities.  Foreign securities investment presents special considerations not typically associated with investment in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuations in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs.  ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Investment Companies.  Federal securities laws limit the extent to which a Fund can invest in other investment companies.  Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except as otherwise permitted by SEC rules.  To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities.  The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Forward Commitments and When-Issued Securities.  The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time.  The Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price.  Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.  In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance.  Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the

Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so.  The Fund may realize short-term gains or losses upon such sales.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 25% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities, which the Advisor has determined are creditworthy under guidelines established by the Trustees.  In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Borrowing.  The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets.  The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.  In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1.
Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets.  The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2.
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3.	Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

4.	Invest for the purpose of exercising control or management of another issuer;

5.
Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6.
Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under federal securities laws;

7.	Participate on a joint or joint and several basis in any trading account in securities;

8.	Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

9.	Write, purchase, or sell puts, calls, straddles, spreads, combinations thereof, or futures contracts or related options; and

10.
Make loans of money, except that the Fund may (i) make loans of portfolio securities up to 25% of the Fund’s total assets, (ii) invest in market instruments, debt securities, or other debt instruments, and (iii) invest in repurchase agreements.

The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

1.
Invest in securities of issuers that have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2.
Invest more than 10% of its net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3.
Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who beneficially own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities;

4.
Make short sales of securities or maintain a short position, except short sales “against the box.”  (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)  While the Fund has reserved the right to make short sales “against the box,” the Advisor has no present intention of engaging in such transactions during the current fiscal year; and

5.	Purchase foreign securities other than those traded on domestic U.S. exchanges.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers.  The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer markup.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund’s interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts.  The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund.  The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund’s operating expenses.  For the fiscal year ended October 31, 2009, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and BNY ConvergEx Group.  These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate.  Both the broker and the Fund may cancel the program at any time.  The Trustees have reviewed these programs to insure compliance with the Fund’s policies and procedures.  In addition, Trustees review the Fund’s brokerage commissions quarterly to insure they are reasonable.  There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker since the Fund’s inception.  The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC.  Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor.  Such other investment companies and accounts may also invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid brokerage commissions of $839,127, $1,306,974 and $1,518,709, respectively; none of which was paid to Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

As of October 31, 2009, the Fund held common stock issued by the parent company of Bank of America Securities LLC (the market value of which was $15,284,622).  Bank of America Securities LLC is one of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

NET ASSET VALUE

The net asset value (“NAV”) per share of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund allocated by the Trust to the Fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Subject to the provisions of the Trust’s Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.  The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

The NAV per share of the Fund is determined as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time, Monday through Friday, except on days when the NYSE closes earlier.  The Fund’s NAV is not calculated on business holidays or other days when the NYSE is closed.  The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund’s NAV will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund’s expenses for the fiscal year ended October 31, 2009.  These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States.  There can be no assurance that the Fund’s brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2009, the net expenses of the Fund (after expense reductions of $144,907 paid by brokers pursuant to brokerage/service arrangements with the Fund, the reduction of $726,122 of investment advisory fees by the Advisor and a refund by the Advisor of $142,417 of investment advisory fees previously earned by the Advisor) were $4,551,197 (1.32% of the average daily net assets of the Fund).  For the fiscal year ended October 31, 2008, the net expenses of the Fund (after expense reductions of $270,313 paid by brokers pursuant to brokerage/service arrangements with the Fund and the recoupment of prior advisory fee reductions by the Advisor of $142,417) were $12,368,647 (1.39% of the average daily net assets of the Fund).  For the fiscal year ended October 31, 2007, the net expenses of the Fund (after expense reductions of $265,515 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $245,391 of distribution and services fees and recoupment of prior advisory fee reductions by the Advisor of $39,574) were $12,347,293 (1.34% of the average daily net assets of the Fund).

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases.  Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their NAV as next determined after receipt of the purchase, redemption or exchange order in proper form.

Redemptions.  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspensions; (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets; or (e) for such other periods as determined by order of the SEC.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under “Investing in the Fund – Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Distribution Plan.  The shareholders of the Fund and the Trustees have approved a Plan of Distribution (“Plan”) pursuant to Rule 12b-1 under the 1940 Act (see the “Management of the Fund – Distributor and Distribution of Shares” section in the Fund’s Prospectus).  Under the Plan, the Fund may expend a percentage of the Fund’s average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made.  The current fees paid under the Plan are 0.25% of the average net assets of the Fund’s shares.  Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares.  Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund.  Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From time to time the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plan and the distribution agreement with the Distributor (“Distribution Agreement”) have been approved by the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement.  Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.  The Advisor has an indirect financial interest in the Plan because the Advisor may recoup higher management fees if assets in the Fund grow as a result of the Plan achieving the benefits it is intending to achieve.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund.  The Trustees have made such a determination for the current year of operations under the Plan.  The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a “dealer agreement”) may be terminated at any time without penalty by a majority of those Trustees who are not “interested persons” or, with respect to the Fund’s shares, by a majority vote of the Fund’s outstanding voting shares.  Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Fund’s outstanding voting shares, as well as by a majority vote of those Trustees who are not “interested persons.”  Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the non-interested Trustees of the Trust having no interest in the Plan.  In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not “interested persons” of the Trust must be effected by the Trustees who themselves are not “interested persons” and who have no direct or indirect financial interest in the Plan.  Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal year ended October 31, 2009, fees incurred by the Fund under the Plan were $864,540 for which such payments were used as compensation to broker-dealers. For the fiscal year ended October 31, 2008, fees incurred by the Fund under the Plan were $2,078,470 for which such payments were used as compensation to broker-dealers.  For the fiscal year ended October 31, 2007, fees incurred by the

Fund under the Plan were $2,041,568 (after voluntary waivers of $245,391 by the Distributor) for which such payments were used as compensation to broker-dealers.

DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts on October 2, 1992.  The Trust’s Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The number of shares of each series shall be unlimited.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.  When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Trust’s Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC.  The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.  With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.”  A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704.  However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%).  The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash.  For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year.  Because any original issue discount accrued will be included in the Fund’s “investment company taxable income”

(discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant.  Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.  Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC.  If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed.  Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders.  Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011.  Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).  Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income.   Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities.  The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events.  U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares.  A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed.  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%.  Capital losses are subject to certain limitations.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  The Trustees are responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund’s officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review the performance of the Advisor and the Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents.  The following chart shows information for each Trustee, including the

Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustee who is an “interested person” as defined in the 1940 Act (“Interested Trustee”), as well as each officer of the Trust.  The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name, Age, and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 77	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: The Nottingham Investment Trust II for the four series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Tilson Investment Trust for the two series of that trust; DGHM Investment Trust for the one series of that trust; New Providence Investment Trust for the one series of that trust; and Starboard Investment Trust for the three series of that trust  (all registered investment companies).

Name, Age, and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Theo H. Pitt, Jr., 73	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting since 1997; Account Administrator of Holden Wealth Management Group of Wachovia Securities (money management firm), 2003 to 2008.	2	Mr. Pitt serves as an Independent Trustee of DGHM Investment Trust for the one series of that Trust (registered investment company).
Interested Trustee*
W. Whitfield Gardner, 47 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Chief Executive Officer (Principal Executive Officer)	Since 6/96	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P. (Advisor).	2	None
*Basis of Interestedness. W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.
Officers
John L. Lewis, IV, 46 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	President	Since 12/93	Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	n/a	n/a

Name, Age, and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Judy B. Werner, 47 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 1/05	Chief Compliance Officer of Gardner Lewis Asset Management, L.P. since January 2005; previously, Compliance Officer/Manager Client Services.	n/a	n/a
Robert G. Dorsey, 52	Vice President	Since 7/07	Managing Director, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC	n/a	n/a
Mark J. Seger, 47	Treasurer (Principal Financial Officer)	Since 7/07	Managing Director, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC	n/a	n/a
John F. Splain, 53	Secretary	Since 7/07	Managing Director, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC	n/a	n/a

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met one time during the Fund’s last fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of independent trustees is in the sole discretion of the Nominating

Committee.  The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information.  The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2009 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Independent Trustees
Jack E. Brinson	A	A
Theo H. Pitt, Jr.	A	A
Interested Trustee
W. Whitfield Gardner	E	E

*      Includes the two funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2009, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices.  Each Trustee who is not an “interested person” of the Trust receives an annual fee of $10,000 each year, plus $600 per series of the Trust per meeting of the Board of Trustees attended.  Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.  The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2009.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Trust Paid to Trustees*
Independent Trustees
Jack E. Brinson, Trustee	$7,400	None	None	$14,800
Theo H. Pitt, Jr., Trustee	$7,400	None	None	$14,800
Interested Trustee
W. Whitfield Gardner, Trustee	None	None	None	None

Code of Ethics.  The Trust, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to these codes).  There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s Anti-Money Laundering Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.  No later than August 31 of each year, the Fund must file Form N-PX with the SEC.  Form N-PX discloses an investment company’s proxy voting record for the prior twelve-month period ended June 30.  The Fund’s proxy voting record, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by the calling the Fund at 1-800-430-3863.  This information is also available on the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Voting Securities.  As of February 18, 2010, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund.  On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 18, 2010.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent

Charles Schwab & Co. Inc. Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, California 94104	7,237,918.341	27.15%*

JPMorgan Chase Bank As Ttee FBO Safeway 401k Plan RPS 5500 Team Kansas City, MO 64114	2,980,111.979	11.18%

NFS LLC FIIOC As Agent For Plans (401k) FINOPS-IC Funds Covington, KY 41015	2,184,690.334	8.09%

*
Pursuant to applicable SEC regulations, this shareholder may be deemed to control the Fund.  This is an omnibus account holding shares for certain investors investing in the Fund through Charles Schwab & Co. Inc.  As a controlling shareholder, this shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor.

Investment Advisor.  Information about the Advisor and its duties and compensation as advisor to the Fund is contained in the Prospectus.  The Advisor supervises the Fund’s investments pursuant to the Advisory Agreement.  The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV.  Both

are principals and control persons of the Advisor by ownership.  W. Whitfield Gardner and John L. Lewis, IV are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any other loss whatsoever suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor is entitled to a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund.  For the fiscal year ended October 31, 2009, the Advisor received a fee in the amount of $2,587,860 after fee reductions of $726,122 and refunding $142,417 of investment advisory fees earned during the fiscal year ended October 31, 2008.  For the fiscal year ended October 31, 2008, the Advisor received its fee in the amount of $8,948,799 and recaptured $142,417 of previous fee reductions eligible for recoupment pursuant to an expense limitation arrangement between the Trust and the Advisor.  For the fiscal year ended October 31, 2007, the Advisor received its fee in the amount of $9,192,407 and recaptured $39,574 of previous fee reductions.

In order to limit expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) pursuant to which the Advisor has agreed to reduce its fees and to reimburse other expenses until February 28, 2011, so that the total annual operating expenses of the Fund, including but not limited to investment advisory fees of the Advisor (but excluding (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), incurred by the Fund during the term of the Expense Limitation Agreement (“Fund Operating Expenses”) are limited to 1.40% of the Fund’s average daily net assets. In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor.  Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor.  Finally, the Operating Expense Limit described in this Agreement excludes any “acquired fund fees and expenses” as that term is described in the prospectus of the Fund.

Pursuant to the Expense Limitation Agreement, the Fund may reimburse the Advisor for any advisory fee reductions and other expenses assumed and paid by the Advisor during any of the previous three (3) years, less any reimbursements previously paid, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. The obligation of the Fund to reimburse the Advisor will survive termination of the Expense Limitation Agreement unless the Advisor and the Trust agree otherwise.

Portfolio Managers

Compensation.  The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period.  The portfolio managers’ compensation is not linked to any specific factors, such as the Fund’s performance or asset level.

Ownership of Fund Shares.  The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund’s fiscal year ended October 31, 2009 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
W. Whitfield Gardner	G
John L. Lewis, IV	F

Other Accounts.  In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of the end of the Fund’s fiscal year ended October 31, 2009.

Name	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (000)	Number of Accounts	Total Assets (000)	Number of Accounts	Total Assets (000)
W. Whitfield Gardner	2	362.7	3	66.6	204	3,313.5
Accounts where advisory fee is based upon account performance	0		3	66.6	2	10.0
John L. Lewis, IV	2	362.7	3	66.6	204	3,313.5
Accounts where advisory fee is based upon account performance	0		3	66.6	2	10.0

* Includes the two funds of the Trust.

Conflicts of Interests.  Mr. Gardner’s and Mr. Lewis’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles

(collectively, the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund.  Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.  However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available.  Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The same portfolio management team works across all investment products.  For some of these investment strategies, the Advisor may be compensated based on the profitability of the account.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains.  The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines.  When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements") each effective as of July 27, 2007.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--           prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--          assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--          arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--          files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--          assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

--          makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $1 billion; 0.035% of such assets between $1 billion and $2 billion; 0.03% such assets over $2 billion; subject, however, to a minimum fee of $1,500 per month.  For fund accounting services, the Fund pays Ultimus a base fee of $2,500 per month, plus an asset based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  For transfer agent services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of $18 per direct account and $15 per non-direct account, subject to a minimum fee of $1,500 per month.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.  Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 27, 2009.  The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

Prior to July 27, 2007, The Nottingham Management Company d/b/a The Nottingham Company (“TNC”) served as Administrator and Fund Accountant.  For Fund Accounting and Administration services TNC received a fund administration fee at an annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares.  In addition TNC received a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services.  TNC also received the following to procure and pay the custodian for the Trust: 0.02% of the Fund’s net assets up to $100 million and 0.009% on the Fund’s net assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month).

Prior to July 27, 2007, North Carolina Shareholder Services, LLC (“NCSS”) provided transfer agent and shareholder services. The Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month.

For the fiscal years ended October 31, 2009, 2008 and 2007, Ultimus, TNC and NCSS received the following fees:

Administration Fees Paid:

Fiscal Period	Paid to Ultimus	Paid to TNC
Fiscal year ended October 31, 2009	$258,898	N.A.
Fiscal year ended October 31, 2008	$573,100	N.A.
July 27, 2007 to October 31, 2007	$155,3940	N.A.
November 1, 2006 to July 27, 2007	N.A.	$507,569

Fund Accounting Fees Paid:

Fiscal Period	Paid to Ultimus	Paid to TNC
Fiscal year ended October 31, 2009	$64,481	N.A.
Fiscal year ended October 31, 2008	$99,850	N.A.
July 27, 2007 to October 31, 2007	$26,308	N.A.
November 1, 2006 to July 27, 2007	N.A.	$84,629

Transfer Agent Fees Paid:

Fiscal Period	Paid to Ultimus	Paid to NCSS
Fiscal year ended October 31, 2009	$ 83,168	N.A.
Fiscal year ended October 31, 2008	$101,365	N.A.
July 27, 2007 to October 31, 2007	$ 21,291	N.A.
November 1, 2006 to July 27, 2007	N.A.	$51,166

Distributor.  Effective July 27, 2007, Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is compensated by the Advisor for its services to the Trust under a written agreement for such services.

The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Prior to July 27, 2007, Capital Investment Group, Inc. (“CIG”), acted as the underwriter and distributor of the Fund’s shares.

Custodian.  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.  For its services as Custodian, the Custodian is entitled to receive a fee from the Fund based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Registered Public Accounting Firm.  BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund’s federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation.  A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel.   The Law Offices of John H. Lively & Associates, Inc., A Member firm of The 1940 Act Law Group, 2041 West 141st Terrace, Suite 119, Leawood, Kansas  66224, serves as legal counsel to the Trust and the Fund.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction.  As stated in the Prospectus, share certificates are generally not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th or last day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $2,500 or more may establish a systematic withdrawal plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested.  The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account.  Instructions for establishing this service are available by calling the Fund.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Your Shares - Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

The Chesapeake Core Growth Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Purchases in Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption Price – Determining the Fund’s NAV” in the Prospectus.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net assets at the beginning of such period.

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown herein.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter.  The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted.  The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after such information has been publicly disclosed on the Fund’s website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel as identified in the Fund’s Prospectus and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions,  Broadridge Financial Solutions, an investor communications, document management and proxy processing provider that the Fund may engage for mutual fund proxy distribution, voting, tabulation and solicitation services, and Filepoint EDGAR Services, Chirp Typesetting and Design and Financial Graphic Services, Inc., financial printing, typesetting and edgarizing firms that the Fund may engage for, among other things, the edgarizing, typesetting, printing and/or distribution of regulatory and compliance documents.  The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended October 31, 2009, including the financial highlights appearing in the Fund’s Annual Report to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below.  A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S®.  The following summarizes the highest four ratings used by Standard & Poor’s (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA - Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

 VMIG 1 - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch Ratings Ltd.   (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

F1 - Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.”  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

GARDNER LEWIS INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Gardner Lewis Investment Trust (“Trust”) and each of its series of shares, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.        General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Gardner Lewis Asset Management L.P. (“Advisor”), as the Funds’ investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(i)	to make the proxy voting decisions for each Fund; and
(ii)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a)

information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund.  The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.        Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund’s Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003; revised March 1, 2009.

GARDNER LEWIS ASSET MANAGEMENT

PROXY VOTING POLICY

It is the intent of Gardner Lewis Asset Management (“Gardner Lewis”) to vote proxies in the best interests of the firm’s clients.  In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Glass Lewis & Co. to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts.  Corporate actions are monitored by Gardner Lewis’ operations and research staff through information received from Glass Lewis regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or reports detailing how proxies relating to their securities were voted by contacting the advisor directly.   Investors in the Chesapeake Family of Funds (individually “Fund” or collectively “Funds”) may request a copy of this policy or the Fund’s proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund’s website, if applicable, or by reviewing filings available on the SEC’s website at http://www.sec.gov.

GLASS LEWIS

Glass Lewis is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  Unless otherwise directed by clients, Gardner Lewis utilizes the Glass Lewis Standard Policy.  Some clients request that Gardner Lewis vote proxies for their accounts in compliance with a Taft Hartley policy and Gardner Lewis accommodates these requests. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with Glass Lewis recommendations.

Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee (“Proxy Committee”).  In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to Glass Lewis’ recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted.  In evaluating issues, the Proxy Committee may consider information from Glass Lewis, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

CONFLICTS OF INTEREST

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis’ internal research staff believes that proxies should be voted contrary to Glass Lewis guidelines.  The Proxy Committee’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision.  The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties.  If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with Glass Lewis’ recommendation.  In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund’s Proxy Voting Committee, which is made up of independent trustees.   Decisions made by the Fund’s Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security.  For securities not held by a Fund, if Glass Lewis is unable to make a recommendation then Gardner Lewis’ internal Proxy Committee will direct the voting of such shares.

VOTING PROCEDURES

Gardner Lewis utilizes Broadridge, an outside voting agent service, to cast and record all client votes, and Glass Lewis to provide independent research on corporate governance, proxy and corporate responsibility issues.

When a new account is opened where Gardner Lewis is responsible for voting proxies, a letter is sent to Broadridge informing them that they will act as our proxy voting agent for that account. Gardner Lewis notifies Broadridge and provides a daily holdings file on each account, which is uploaded into Broadridge’s proprietary software.

Proxy research material is downloaded from Glass Lewis’ internet platform by Gardner Lewis’ Proxy Administrator, who is responsible for setting up new accounts, keeping track of all pertinent meeting dates and deadlines, distributing proxy statements to analysts, maintaining documents created that were material to the voting decision, keeping records of votes cast, and providing reports on votes cast.

After Glass Lewis proxy analyses are downloaded and printed, they are distributed to Gardner Lewis’ Research Analysts who are responsible for ensuring voting decisions are consistent with the best interests of the firm’s clients.

The voting decisions are forwarded to Gardner Lewis’ Proxy Administrator for voting through Broadridge’s interactive web voting feature.

Gardner Lewis may enter into client agreements that govern the manner in which Gardner Lewis votes proxies on behalf of its clients.  These agreements may provide that the client has retained discretion with respect to proxies or has delegated discretion to another party.  In such cases, the terms of these agreements will govern the manner in which Gardner Lewis treats proxies related to these client accounts.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client.  However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client’s best interests.  For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program.  Gardner Lewis will not vote proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell, proxies for securities held in an unsupervised portion of a client’s account, proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or, proxies that are written in a language other than English.

RECORD RETENTION

Gardner Lewis retains records relating to proxy voting policies and procedures, proxy statements received for client securities (the advisor may rely on filings made on Edgar or its voting service to maintain this record), records of votes cast on behalf of clients, records of client requests for proxy voting info, documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.  All such records will be maintained as required by applicable laws and regulations.

VOTING GUIDELINES

Attached is the current Glass Lewis Proxy Research Guidelines that provide general voting parameters on various types of issues when there are no extenuating circumstances.  As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with Glass Lewis recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.

US
Proxy Paper Policy Guidelines

2010 Proxy Season

An Overview of the Glass Lewis Approach to
Proxy Advice for U.S. companies

I.  Election of Directors

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term.  We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members.  The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value.  The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service.  Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.  This includes directors whose employers have a material financial relationship with the Company.  This also includes a director who owns or controls 20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company.  This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

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Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.
•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.
•	Director who presently sits on an excessive number of boards
•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•	Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

1.
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear

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information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position.  The role of executives is to manage the business on the basis of the course charted by the board.  Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board.  This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board.  However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

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Majority Voting for the Election of Directors

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors.  We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.
We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.
We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

II.  Financial Reporting

Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value.  In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest.  Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

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•	When audit fees added to audit-related fees total less than one-third of total fees.
•
When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.
•	When the company has poor disclosure or lack of transparency in financial statements.
•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•
When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III.  Compensation

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

•	Companies should seek additional shares only when needed.
•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

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•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
•	Annual net share count and voting power dilution should be limited.
•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
•	The expected annual cost of the plan should be proportional to the value of the business.
•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.
•	Plans should not permit re-pricing of stock options.

Option Exchanges

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.
•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.
•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.
•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing.  Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

7

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders.  Director fees should be competitive in order to retain and attract qualified individuals.

Advisory Votes on Compensation

We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values.  Accordingly, we typically vote against caps on executive stock options.

IV.  Governance Structure

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

8

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers.  Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course.  However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company.  When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split
2.	Shareholder defenses
3.	Financing for acquisitions
4.	Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

9

Voting Structure

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board.  Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests.  One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Shareholder Proposals

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

10

Investor Shares NASDAQ Symbol: CHEAX

Institutional Shares NASDAQ Symbol: CHESX

STATEMENT OF ADDITIONAL INFORMATION

THE CHESAPEAKE GROWTH FUND

March 1, 2010

A series of the
GARDNER LEWIS INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-800-430-3863

Table of Contents
      Page

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	5
PORTFOLIO TRANSACTIONS	6
NET ASSET VALUE	9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	10
DESCRIPTION OF THE TRUST	11
ADDITIONAL INFORMATION CONCERNING TAXES	12
MANAGEMENT OF THE FUND	17
SPECIAL SHAREHOLDER SERVICES	30
DISCLOSURE OF PORTFOLIO HOLDINGS	31
FINANCIAL STATEMENTS	32
APPENDIX A – DESCRIPTION OF RATINGS	33
APPENDIX B – PROXY VOTING POLICIES	38

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectuses for The Chesapeake Growth Fund’s (the “Fund”) Institutional shares and Investor shares, each dated the same date as this SAI, and is incorporated by reference in its entirety into each Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Information from the Annual Report to shareholders is incorporated by reference into this SAI.  Copies of the Fund’s Prospectuses and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objective and policies as set forth in the Prospectus for each class of shares (“Class”) of the Fund.  The Fund was organized on April 6, 1994 as a separate diversified series of the Gardner Lewis Investment Trust (“Trust”).  The Trust is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and was organized on October 2, 1992 as an unincorporated business trust under the laws of the Commonwealth of Massachusetts.  Attached to this SAI is: Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest; and Appendix B, which contains the proxy voting policies of the Trust and of Gardner Lewis Asset Management L.P. (the “Advisor”), the investment advisor to the Fund.

Repurchase Agreements.  The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security.  The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations.  The Advisor will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments.  The Fund may acquire money market instruments.  Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the

Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Funding Agreements.  Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).  Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933.   Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay.  Adverse market conditions could impede such a public offering of securities.

Foreign Securities.  The Fund may invest up to 10% of its total assets in foreign securities and sponsored American Depository Receipts (“ADRs”).  The term “foreign security” shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government.  The term “foreign security” shall not include ADRs or a security for which the primary issuer is in the United States.  The same factors would be considered in selecting foreign securities as with domestic securities.  Foreign securities investment presents special considerations not typically associated with investment in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuations in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs.  ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Investment Companies.  Federal securities laws limit the extent to which a Fund can invest in other investment companies.  Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except as otherwise permitted by SEC rules.  To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies.  These costs include management, brokerage, shareholder servicing, and other operational expenses.  Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities.  The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Forward Commitments and When-Issued Securities.  The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time.  The Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price.  Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.  In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance.  Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so.  The Fund may realize short-term gains or losses upon such sales.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose, means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1)
Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S.  government, its agencies and instrumentalities are not subject to these limitations);

(2)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3)	Invest more than 10% of the value of its total assets in foreign securities or sponsored American Depository Receipts (“ADRs”);
(4)
Invest in the securities of any issuer if any of the officers or Trustees of the Trust or officers or directors of its investment advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5)	Invest for the purpose of exercising control or management of another issuer;
(6)
Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration leases or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(7)	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;
(8)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);
(9)
Make short sales of securities or maintain a short position, except short sales “against the box”; (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(10)	Participate on a joint or joint and several basis in any trading account in securities;

(11)
Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund’s net assets);

(12)
Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets will be invested in such securities;

(13)	Issue senior securities, borrow money or pledge its assets;
(14)	Write, purchase, or sell puts, calls, warrants, or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and
(15)	Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The portfolio turnover rates of the Fund for the fiscal years ended October 31, 2009, 2008 and 2007 were 80%, 113% and 73%, respectively.  The Fund’s increased portfolio turnover rate during the fiscal year ended October 31, 2008 was primarily due to an increased number of portfolio transactions as a result of the merger of The Chesapeake Aggressive Growth Fund into the Fund on June 25, 2008.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers.  The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer markup.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund’s interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  In accordance with these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts.  The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund.  The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund’s operating expenses.  For the fiscal year ended October 31, 2009, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and BNY ConvergEx Group.  These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate.  Both the broker and the Fund may cancel the program at any time.  The Trustees have reviewed these programs to insure compliance with the Fund’s policies and procedures.  In addition, the Trustees review the Fund’s brokerage commissions quarterly to insure they are reasonable.  There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker during the last three fiscal years.  The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC.  Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor.  Such other investment companies and accounts may also invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid brokerage commissions of $33,776, $39,823 and $24,935, respectively; none of which was paid to Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

As of October 31, 2009, the Fund held common stock issued by the parent company of Bank of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, Inc. (the market value of which was $523,670).  Bank of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, Inc. are two of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

NET ASSET VALUE

The net asset value (“NAV”) per share of each Class of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund allocated by the Trust to the Fund.  Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor shares) will be charged against that Class of shares.  Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation.  Subject to the provisions of the Trust’s Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund, are conclusive.  The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

The NAV per share of each Class of the Fund is determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time, Monday through Friday, except on days when the NYSE closes earlier.  The NAV per share of each Class of the Fund is not calculated on business holidays or other days when the NYSE is closed.  The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV per share of each Class of the Fund will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund’s expenses for the fiscal year ended October 31, 2009.  These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States.  There can be no assurance that the Fund’s brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2009, the net expenses of the Fund (after $58,768 of investment advisory fee reductions and expense reimbursements by the Advisor, expense reductions of $3,843 paid by brokers pursuant to brokerage/service arrangements with the Fund, a refund by the Advisor of $2,784 of investment advisory fees previously earned by the Advisor, and the recoupment of prior advisory fee reductions by the Advisor of $7,576) were $231,849 (2.25% and 2.49% of the average daily net assets of the Fund’s Institutional shares and Investor shares, respectively).  For the fiscal year ended October 31, 2008, the net expenses of the Fund (after expense reductions of $2,873 paid by brokers pursuant to brokerage/service arrangements with the Fund, reimbursement of $2,780 of  Institutional shares’ expenses by the Advisor, and waiver of $94,638 of investment advisory fees) were $204,317 (1.59% and 1.89% of the average daily net assets of the Fund’s Institutional shares and Investor shares, respectively).  For the fiscal year ended October 31, 2007, the net expenses of the Fund (after expense reductions of $6,441 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $328,776 (2.91% and 3.15% of the average daily net assets of the Fund’s Institutional shares and Investor shares, respectively).

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases.  Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their NAV as next determined after receipt of the purchase, redemption or exchange order in proper form.

Redemptions.  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets; or (e) for such other periods as determined by order of the SEC.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under “Investing in the Fund – Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Distribution Plan.  The shareholders of the Fund and the Trustees have approved a Plan of Distribution (the “Plan”) for the Investor shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see the “Management of the Fund – Distributor and Distribution of Shares” section in the Prospectus of the Investor shares of the Fund).  Under the Plan, the Fund may expend a percentage of the Investor shares’ average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Investor shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made.  The current fees paid under the Plan are 0.25% of the average net assets of the Investor shares.  Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares.  Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund.  Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.  From time to time the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plan and the distribution agreement with the Distributor (“Distribution Agreement”) have been approved by the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement.  Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above. The Advisor has an indirect financial interest in the Plan because the Advisor may recoup higher management fees if assets in the Fund grow as a result of the Plan achieving the benefits it is intending to achieve.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund.  The Trustees have made such a determination for the current year of operations under the Plan.  The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a “dealer agreement”) may be terminated at any time without penalty by a majority of those Trustees who are not “interested persons” or, with respect to the Fund’s shares, by a majority vote of the Investor shares’ outstanding voting stock.  Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Investor shares’ outstanding voting stock, as well as by a majority vote of those Trustees who are not “interested persons.”  Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the non-interested Trustees of the Trust having no interest in the Plan.  In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not “interested persons” of the Trust must be effected by the Trustees who themselves are not “interested persons” and who have no direct or indirect financial interest in the Plan.  Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund incurred $2,137, $3,911 and $11,822, respectively, for costs incurred in connection with the Plan for the Investor shares.  For the fiscal years ended October 31, 2009, 2008 and 2007, such payments were used as compensation to broker-dealers.

DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 2, 1992.  The Trust’s Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  On September 17, 2003, all outstanding shares of the Super-Institutional shares were redeemed and that particular Class of shares is currently not in operation.  Prior to April 26, 2000, the Fund also offered Class C Investor shares and Class D Investor shares.  On April 26, 2000, all Class C and Class D Investor shares were converted into Investor shares.  The number of shares of each series shall be unlimited.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  The rights of shareholders may not be modified by less than a majority vote.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectuses or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Trust’s Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
●
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC.  The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.  With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.”  A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704.  However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%).  The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash.  For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year.  Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant.  Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.  Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC.  If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed.  Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders.  Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011.  Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).  Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income.   Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities.  The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events.  U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares.  A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed.  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%.  Capital losses are subject to certain limitations.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  The Trustees are responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund’s officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review the performance of the Advisor and the Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents.  The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustee who is an “interested person” as defined in the 1940 Act (“Interested Trustee”), as well as each officer of the Trust.  The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name, Age, and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 77	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: The Nottingham Investment Trust II for the four series of that trust; Hillman Capital Management Investment Trust for the two series of that trust;  Tilson Investment Trust for the two series of that trust; DGHM Investment Trust for the one series of that trust;  New Providence Investment Trust for the one series of that trust; and Starboard Investment Trust for the  three series of that trust (all registered investment companies).

Theo H. Pitt, Jr., 73	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting since 1997; Account Administrator of Holden Wealth Management Group of Wachovia Securities (money management firm), 2003 to 2008.	2	Mr. Pitt serves as an Independent Trustee of DGHM Investment Trust for the one series of that Trust (registered investment company).

Name, Age, and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee*
W. Whitfield Gardner, 47 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Chief Executive Officer (Principal Executive Officer)	Since 6/96	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P. (Advisor).	2	None
*Basis of Interestedness. W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.
Officers
John L. Lewis, IV, 46 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	President	Since 12/93	Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	n/a	n/a
Judy B. Werner, 47 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 1/05	Chief Compliance Officer of Gardner Lewis Asset Management, L.P. since January 2005.	n/a	n/a

Name, Age, and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert G. Dorsey, 52	Vice President	Since 7/07	Managing Director, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC	n/a	n/a
Mark J. Seger, 47	Treasurer (Principal Financial Officer)	Since 7/07	Managing Director, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC	n/a	n/a
John F. Splain, 53	Secretary	Since 7/07	Managing Director, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC	n/a	n/a

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met one time during the Fund’s last fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of independent trustees is in the sole discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information.  The following table shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2009 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Independent Trustees
Jack E. Brinson	A	A
Theo H. Pitt, Jr.	A	A
Interested Trustee
W. Whitfield Gardner	E	E

* Includes each of the two funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2009, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices.  Each Trustee who is not an “interested person” of the Trust receives a fee of $10,000 each year, plus $600 per series of the Trust per meeting of the Board of Trustees attended.  The Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.  The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2009.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Trust Paid to Trustees*
Independent Trustees
Jack E. Brinson, Trustee	$7,400	None	None	$14,800
Theo H. Pitt, Jr., Trustee	$7,400	None	None	$14,800
Interested Trustee
W. Whitfield Gardner, Trustee	None	None	None	None

Code of Ethics.  The Trust, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to these codes).  There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s Anti-Money Laundering Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.  No later than August 31 of each year, the Fund must file Form N-PX with the SEC.  Form N-PX discloses an investment company’s voting record for the prior twelve-month period ended June 30.  The Fund’s proxy voting record, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by the calling the Fund at 1-800-430-3863.  This information is also available on the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Voting Securities.  As of February 18, 2010, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 33.93% and 0% of the then outstanding shares of the Institutional shares and Investor shares, respectively, of the Fund.  On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a Class of the Fund as of February 18, 2010.

INSTITUTIONAL SHARES

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent

Wilmington Trust Co. CUST FBO Betty Shaw Weymouth c/o Mutual Funds Wilmington, Delaware 19899-8882	112,897.527	14.64%

Strafe & Co. FBO River Ridge Inc. P.O. Box 160 Westerville, Ohio 43086	179,780.660	23.31%

John L. Lewis, IV 4752 Sherwood Farm Charlottesville, Virginia 22902	81,877.923	10.62%

Reliance Trust Company FBO Gardner Lewis Asset Management 401(K) P.O. Box 48529 Atlanta, Georgia 30362	59,009.842	7.65%

INVESTOR SHARES

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent

Charles Schwab & Co. Inc. Special Custody Account FBO Attn: Mutual Funds San Francisco, California 94104	13,726.284	5.351

1
The Fund believes that such entity does not have a beneficial ownership interest in such shares.  This is an omnibus account holding shares for certain investors investing in the Fund through Charles Schwab & Co. Inc.

Investment Advisor.  Information about the Advisor and its duties and compensation as investment advisor to the Fund is contained in the Prospectus for each Class of shares of the Fund.  The Advisor supervises the Fund’s investments pursuant to the Investment Advisory Agreement (the “Advisory Agreement”).  The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV.  Both are principals and control persons of the Advisor by ownership.  W. Whitfield Gardner and John L. Lewis, IV are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any other loss suffered whatsoever by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund.  During the fiscal year ended October 31, 2009, the Fund accrued advisory fees of $100,227; however, the Advisor reduced its fee in the amount of $53,536 and reimbursed $4,179 of Institutional shares’ expenses and $1,053 of Investor shares’ expenses as required by the Fund’s expense limitation arrangements in place with the Advisor during such period, refunded $2,784 of investment advisory fees earned during the year ended October 31, 2008 and recouped $7,576 of previously waived investment advisory fees. During the fiscal year ended October 31, 2008, the Fund accrued advisory fees of $120,213; however, as required by the Fund’s expense limitation arrangement in place with the Advisor during such period, the Advisor reduced its fee in the amount of $94,638.  For the fiscal year ended October 31, 2007, the Advisor received its fee in the amount of $109,153.

The Advisor has contractually agreed to reduce its fees in whole, subject to the recoupment described below, until February 28, 2011 (the “Fee Reduction Agreement”).  Pursuant to such Fee Reduction Agreement, the Advisor may be entitled to recoupment after the current term of the Fee Reduction Agreement of any fees reduced during any of the previous three (3) years, less any reimbursements previously paid, provided the Fund’s aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (but excluding (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), incurred by the Investor shares and Institutional shares of the Fund (“Fund Operating Expenses”) fall below 3.00% and 2.75%, respectively (the “Operating Expense Limit”).  In determining Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor.  Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor.  Finally, the Operating Expense Limit excludes any “acquired fund fees and expenses” as that term is described in the Prospectuses of the Fund.  This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.  The obligation of the Fund to reimburse the Advisor will survive termination of the Fee Reduction Agreement unless the Advisor and the Trust agree otherwise.

Additionally, the Advisor previously contractually agreed to reduce or limit its fees and to reimburse other operating expenses of the Fund pursuant to expense limitation arrangements.  Although these expense limitation arrangements have expired, the Advisor may still be entitled to reimbursement of fees reduced or expenses reimbursed pursuant to provisions thereof that survived expiration.  The Advisor may recoup the sum of all fees reduced or expenses reimbursed during any of the previous three (3) years, less any reimbursements previously paid, provided overall expenses do not exceed the threshold established in such prior expense limitation arrangements.  This recoupment may not include any additional charges or fees, such as interest accruable on the amounts to be recouped.

Portfolio Managers

Compensation.  The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm.  Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period.  The portfolio managers’ compensation is not linked to any specific factors, such as the Fund’s performance or asset level.

Ownership of Fund Shares.  The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund’s fiscal year ended October 31, 2009 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
W. Whitfield Gardner	G
John L. Lewis, IV	F

Other Accounts.  In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of the end of the Fund’s fiscal year ended October 31, 2009.

Name	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
W. Whitfield Gardner	2	362.7 million	3	66.6 million	204	3,313.5 million
Accounts where advisory fee is based upon account performance	0	$0	3	66.6 million	2	10.0 million
John L. Lewis, IV	3	362.7 million	3	66.6 million	204	3,313.5 million
Accounts where advisory fee is based upon account performance	0	$0	3	66.6 million	2	10.0 million

*	Includes the two funds of the Trust.

Conflicts of Interests.  Mr. Gardner’s and Mr. Lewis’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund.  Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.  However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available.  Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities.  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The same portfolio management team works across all investment products.  For some of these investment strategies, the Advisor may be compensated based on the profitability of the account.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains.  The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines.  When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements") each effective as of July 27, 2007.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--      prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--      assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--      arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--      files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--      assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

--      makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $1 billion; 0.035% of such assets between $1billion and $2 billion; 0.03% of such assets over $2 billion; subject, however, to a minimum fee of $1,500 per month.  For fund accounting services, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  For transfer agent services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of $18 per direct account and $15 per non-direct account, subject to a minimum fee of $1,500 per month.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 27, 2009.  The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

Prior to July 27, 2007, The Nottingham Management Company d/b/a The Nottingham Company (“TNC”) served as Administrator and Fund Accountant.  For Fund Accounting and Administration services TNC received a fund administration fee at an annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares.  In addition TNC received a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services.  TNC also received the following to procure and pay the custodian for the Trust: 0.02% of the Fund’s net assets up to $100 million and 0.009% on the Fund’s net assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month).

Prior to July 27, 2007, North Carolina Shareholder Services, LLC (“NCSS”) provided transfer agent and shareholder services.  The Fund paid NCSS a monthly fee at an annual rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month.

For the fiscal years ended October 31, 2009, 2008 and 2007, Ultimus, TNC and NCSS received the following fees:

Administration Fees Paid:

Fiscal Period	Paid to Ultimus	Paid to TNC
Fiscal year ended October 31, 2009	$18,000	N.A.
Fiscal year ended October 31, 2008	$18,000	N.A.
July 27, 2007 to October 31, 2007	$4,500	N.A.
November 1, 2006 to July 27, 2007	N.A.	$31,176

Fund Accounting Fees Paid:

Fiscal Period	Paid to Ultimus	Paid to TNC
Fiscal year ended October 31, 2009	$36,939	N.A.
Fiscal year ended October 31, 2008	$37,203	N.A.
July 27, 2007 to October 31, 2007	$9,338	N.A.
November 1, 2006 to July 27, 2007	N.A.	$40,722

Transfer Agent Fees Paid:

Fiscal Period	Paid to Ultimus	Paid to NCSS
Fiscal year ended October 31, 2009	$21,000	N.A.
Fiscal year ended October 31, 2008	$21,000	N.A.
July 27, 2007 to October 31, 2007	$5,250	N.A.
November 1, 2006 to July 27, 2007	N.A.	$19,750

Distributor.  Effective July 27, 2007, Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is compensated by the Advisor for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

Prior to July 27, 2007, Capital Investment Group, Inc. (“CIG”), acted as the underwriter and distributor of the Fund’s shares.

Custodian.  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.  For its services as Custodian, the Custodian is entitled to receive from the Fund a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Registered Public Accounting Firm.  BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund’s federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation.  A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel.  The Law Offices of John H. Lively & Associates, Inc., A Member firm of The 1940 Act Law Group, 2041 West 141st Terrace, Suite 119, Leawood, Kansas  66224, serves as legal counsel to the Trust and the Fund.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction.  As stated in the Prospectuses, share certificates are generally not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th or last day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $250,000 or more for holders of Institutional shares and $2,500 or more for holders of Investor shares may establish a systematic withdrawal plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested.  The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account.  Instructions for establishing this service are available by calling the Fund.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Your Shares – Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

The Chesapeake Growth Fund
[Investor shares] or [Institutional shares], please specify
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Purchases in Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption Price – Determining the Fund’s NAV” in the Prospectuses.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90 day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net assets at the beginning of such period.

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown herein.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectuses under the heading “Redeeming Shares – Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter.  The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted.  The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after such information has been publicly disclosed on the Fund’s website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel as identified in the Fund’s Prospectuses and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions, Broadridge Financial Solutions, an investor communications, document management and proxy processing provider that the Fund may engage for mutual fund proxy distribution, voting, tabulation and solicitation services, and Filepoint EDGAR Services, Chirp Typesetting and Design and Financial Graphic Services, Inc. financial edgarizing, typesetting and printing firms that the Fund may engage for, among other things, the edgarizing, typesetting, printing and/or distribution of regulatory and compliance documents.  The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended October 31, 2009, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below.  A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S®.  The following summarizes the highest four ratings used by Standard & Poor’s (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus

(+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch Ratings Ltd.  (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.”  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

GARDNER LEWIS INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Gardner Lewis Investment Trust (“Trust”) and each of its series of shares, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Gardner Lewis Asset Management L.P. (“Advisor”), as the Funds’ investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(i)	to make the proxy voting decisions for each Fund; and
(ii)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b)

whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund.  The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund’s Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003; revised March 1, 2009.

GARDNER LEWIS ASSET MANAGEMENT

PROXY VOTING POLICY

It is the intent of Gardner Lewis Asset Management (“Gardner Lewis”) to vote proxies in the best interests of the firm’s clients.  In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Glass Lewis & Co. to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts.  Corporate actions are monitored by Gardner Lewis’ operations and research staff through information received from Glass Lewis regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or reports detailing how proxies relating to their securities were voted by contacting the advisor directly.   Investors in the Chesapeake Family of Funds (individually “Fund” or collectively “Funds”) may request a copy of this policy or the Fund’s proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund’s website, if applicable, or by reviewing filings available on the SEC’s website at http://www.sec.gov.

GLASS LEWIS

Glass Lewis is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  Unless otherwise directed by clients, Gardner Lewis utilizes the Glass Lewis Standard Policy.  Some clients request that Gardner Lewis vote proxies for their accounts in compliance with a Taft Hartley policy and Gardner Lewis accommodates these requests. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with Glass Lewis recommendations.

Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee (“Proxy Committee”).  In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to Glass Lewis’ recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted.  In evaluating issues, the Proxy Committee may consider information from Glass Lewis, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

CONFLICTS OF INTEREST

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis’ internal research staff believes that proxies should be voted contrary to Glass Lewis guidelines.  The Proxy Committee’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision.  The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties.  If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with Glass Lewis’ recommendation.  In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund’s Proxy Voting Committee, which is made up of independent trustees.   Decisions made by the Fund’s Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security.  For securities not held by a Fund, if Glass Lewis is unable to make a recommendation then Gardner Lewis’ internal Proxy Committee will direct the voting of such shares.

VOTING PROCEDURES

Gardner Lewis utilizes Broadridge, an outside voting agent service, to cast and record all client votes, and Glass Lewis to provide independent research on corporate governance, proxy and corporate responsibility issues.

When a new account is opened where Gardner Lewis is responsible for voting proxies, a letter is sent to Broadridge informing them that they will act as our proxy voting agent for that account. Gardner Lewis notifies Broadridge and provides a daily holdings file on each account, which is uploaded into Broadridge’s proprietary software.

Proxy research material is downloaded from Glass Lewis’ internet platform by Gardner Lewis’ Proxy Administrator, who is responsible for setting up new accounts, keeping track of all pertinent meeting dates and deadlines, distributing proxy statements to analysts, maintaining documents created that were material to the voting decision, keeping records of votes cast, and providing reports on votes cast.

After Glass Lewis proxy analyses are downloaded and printed, they are distributed to Gardner Lewis’ Research Analysts who are responsible for ensuring voting decisions are consistent with the best interests of the firm’s clients.

The voting decisions are forwarded to Gardner Lewis’ Proxy Administrator for voting through Broadridge’s interactive web voting feature.

Gardner Lewis may enter into client agreements that govern the manner in which Gardner Lewis votes proxies on behalf of its clients.  These agreements may provide that the client has retained discretion with respect to proxies or has delegated discretion to another party.  In such cases, the terms of these agreements will govern the manner in which Gardner Lewis treats proxies related to these client accounts.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client.  However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client’s best interests.  For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program.  Gardner Lewis will not vote proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell, proxies for securities held in an unsupervised portion of a client’s account, proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or, proxies that are written in a language other than English.

RECORD RETENTION

Gardner Lewis retains records relating to proxy voting policies and procedures, proxy statements received for client securities (the advisor may rely on filings made on Edgar or its voting service to maintain this record), records of votes cast on behalf of clients, records of client requests for proxy voting info, documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.  All such records will be maintained as required by applicable laws and regulations.

VOTING GUIDELINES

Attached is the current Glass Lewis Proxy Research Guidelines that provide general voting parameters on various types of issues when there are no extenuating circumstances.  As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with Glass Lewis recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.

US
Proxy Paper Policy Guidelines

2010 Proxy Season

An Overview of the Glass Lewis Approach to
Proxy Advice for U.S. companies

I.  Election of Directors

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term.  We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members.  The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value.  The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service.  Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.  This includes directors whose employers have a material financial relationship with the Company.  This also includes a director who owns or controls 20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company.  This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

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Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.
•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.
•	Director who presently sits on an excessive number of boards
•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•	Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

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We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear

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information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position.  The role of executives is to manage the business on the basis of the course charted by the board.  Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board.  This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board.  However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

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Majority Voting for the Election of Directors

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors.  We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.
We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.
We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

II.  Financial Reporting

Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value.  In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest.  Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

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•	When audit fees added to audit-related fees total less than one-third of total fees.
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When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.
•	When the company has poor disclosure or lack of transparency in financial statements.
•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
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When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III.  Compensation

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

•	Companies should seek additional shares only when needed.
•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

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•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
•	Annual net share count and voting power dilution should be limited.
•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
•	The expected annual cost of the plan should be proportional to the value of the business.
•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.
•	Plans should not permit re-pricing of stock options.

Option Exchanges

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.
•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.
•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.
•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing.  Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

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Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders.  Director fees should be competitive in order to retain and attract qualified individuals.

Advisory Votes on Compensation

We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values.  Accordingly, we typically vote against caps on executive stock options.

IV.  Governance Structure

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

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Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers.  Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course.  However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company.  When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split
2.	Shareholder defenses
3.	Financing for acquisitions
4.	Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

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Voting Structure

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board.  Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests.  One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Shareholder Proposals

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

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